MODIFICATION AGREEMENT
                             ----------------------

DATE:                      December 22, 2000

PARTIES:     Borrower      GENTNER COMMUNICATIONS CORPOATION, a Utah corporation

             Bank:         BANK ONE, UTAH, NA, a national banking association


RECITALS:
---------

    A. Bank has extended to Borrower credit ("Loan") in the principal amount of $5,000,000.00 pursuant to the Loan Agreement, dated January 5, 1999 ("Loan
Agreement"), and evidenced by the Promissory Note, dated January 5, 1999 ("Note"). The unpaid principal of the Loan as of the date hereof is $-0-.

    B. The Loan and/or guaranty of Loan is secured by, among other things, the Commercial Security Agreement, dated January 5, 1999, by Borrower, for the benefit of Bank (the agreements, documents, and instruments securing the Loan and the Note are referred to individually and collectively as the ("Security Documents").

    C. Bank and Borrower have executed and delivered previously the following agreements ("Modifications") modifying the terms of the Loan, the Note, the Loan Agreement, and/or the Security Documents: Modification Agreement, dated June 9, 1999. (The Note, the Loan Agreement, the Security Documents, any arbitration resolution, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modifications, are sometimes referred to individually and collectively as the "Loan Documents". Hereinafter, "Note", "Loan Agreement", and "Security Documents" shall mean such documents as modified in the Modifications.)

    D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:
----------

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.  ACCURACY OF RECITALS.
    --------------------

Borrower acknowledges the accuracy of the Recitals.

2.  MODIFICATION OF LOAN DOCUMENTS.
    ------------------------------

    2.1 The Loan Documents are modified as follows:

        2.1.1 Interest on the Loan and the Note shall be due and payable commencing on February 1, 2001, and continuing on the same day of each successive month thereafter until the maturity date. No payments of principal of the Loan and the Note shall be due and payable until the maturity date.

        2.1.2 The maturity date of the Loan and the Note is changed from December 22, 2000, to December 21, 2001. On the maturity date Borrower shall pay to Bank the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Loan Documents as modified herein.


        2.1.3 The Section entitled "Additional Affirmative Covenant - Debt Service Coverage" of the Loan Agreement is modified to read in its entirety as follows:

               Additional Affirmative Covenant - Debt Service Coverage. Borrower further covenants and agrees with Lender that, while this Agreement is in effect, Borrower will comply at all times with the following ratio. Maintain as of the end of each fiscal quarter, a ratio (a) net income, after taxes, plus interest, depreciation, amortization and depletion, less any Distributions, for the twelve month period then ending, to (b) interest plus current maturities of long-term debt plus current maturities of capital leases for the same such twelve month period, of not less than the following ratios for the following periods: for the period ending December 31, 2000, 1.4 to 1.0; for the period January 1, 2001 to termination of this Loan Agreement, 2.0 to 1.0.

    2.1.4 The Section entitled "Affirmative Covenants. Compliance Certificate" of the Loan Agreement is modified to read in its entirety as follows:

        Compliance Certificate. Unless waived in writing by Lender, provide Lender 45 days after each quarter with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, (a) certifiying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and that, as of the date of the certificate, no Event of Default exists under this Agreement, and (b) demonstrating compliance with all financial covenants set forth in this Agreement.

    2.1.5 The Section entitled "Additional Provisions - Financial Statements" on the Addendum to Loan Agreement is modified to read in its entirety as follows:

               Additional Provisions - Financial Statements. Furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet, income statement, statement of changes in financial position, and 10K for the year ended, audited by certified public accountant(s) reasonably acceptable to Lender, and as soon as available, but in no event later than forty-five (45) days after the end of each fiscal quarter, Borrower's balance sheet, income statement, statement of changes in financial position, and 10Q for the period ended, prepared and certified, subject to year end review adjustments, as correct to the best knowledge and belief by Borrower's chief financial officer of other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principals, applied on a consistent basis, and certified by Borrower as being true and correct.

    2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.

    2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.  RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
    ---------------------------------------------

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.  BORROWER REPRESENTATIONS AND WARRANTIES.
    ---------------------------------------

Borrower represents and warrants to Bank:

    4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

    4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

    4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

    4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

    4.5 The Loan Documents as modified herein are the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their terms.

    4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.  BORROWER COVENANTS.
    ------------------

Borrower covenants with Bank:

    5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

    5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

    5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

        5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

        5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, title, filing, and recording costs, expenses, and fees).

        5.3.3  A renewal fee of $12,500.00.

6.  EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
    -------------------------------------------

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) if required by Bank, Borrower and any guarantor(s) of the Loan have executed and delivered to Bank an arbitration resolution, and (iv) each guarantor of the Loan has executed the Consent of Guarantor(s) below.

7.  INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
    -------------------------------------------------------------- ---------

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.  BINDING EFFECT.
    --------------

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their respective successors and assigns.

9.  CHOICE OF LAW.
    -------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflicts of law principles.

10. COUNTERPART EXECUTION.
    ---------------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.

BANK:                                       BORROWER:

BANK ONE, UTAH, NA,                         GENTNER COMMUNICATIONS CORPORATION,
a national banking association              a Utah corporation

By: /s/Mark F. Nelson                       BY: /s/Susie Strohm
    ---------------------------------           --------------------------------
     Mark F. Nelson                              Susie Strohm
Its: Vice President                         Its: CFO